UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2021
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Agreement.
Acquisition of Venetian Resort Las Vegas and the Sands Expo and Convention Center Property
On March 2, 2021, VICI Properties Inc., a Maryland corporation (the “Company”) through its wholly owned subsidiary, VICI Properties L.P., a Delaware limited partnership (the “Operating Partnership”), entered into definitive agreements to acquire from Las Vegas Sands Corp., a Nevada corporation (“LVS”), all of the land and real estate assets associated with the Venetian Resort Las Vegas and the Sands Expo and Convention Center, located in Las Vegas, Nevada (collectively, the “Venetian Resort”), for $4.0 billion in cash (the “Venetian PropCo Acquisition”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (the “OpCo Buyer”), has agreed to acquire the operating assets of the Venetian Resort for $2.25 billion subject to certain post-closing adjustments, of which $1.2 billion is in the form of a secured term loan from LVS and the remainder is payable in cash (together with the Venetian PropCo Acquisition, the “Venetian Acquisition”). Simultaneous with the closing of the Venetian Acquisition, the Company will enter into a triple-net lease agreement for the Venetian Resort (the “Venetian Lease”) with OpCo Buyer (in such capacity, the “Venetian Tenant”). The Venetian Lease will have an initial total annual rent of $250.0 million and an initial term of 30 years, with two ten-year tenant renewal options. The annual rent will be subject to escalation equal to the greater of 2.0% and the increase in the consumer price index, capped at 3.0%, beginning in the earlier of (i) the beginning of the third lease year, and (ii) the month following the month in which the net revenue generated by the Venetian Resort returns to its 2019 level (the year immediately prior to the onset of the COVID-19 pandemic) on a trailing twelve-month basis. The closing of the Venetian Acquisition is subject to customary closing conditions, including regulatory approvals.
In addition, LVS has agreed with the Venetian Tenant pursuant to an agreement (the “Contingent Lease Support Agreement”) to be entered into simultaneous with the closing of the Venetian Acquisition to provide lease payment support designed to guarantee the Venetian Tenant’s rent obligations under the Venetian Lease through 2023, subject to early termination if EBITDAR (as defined in such agreement) generated by the Venetian Resort in 2022 equals or exceeds $550 million, or a tenant change of control occurs. The Company will be a third-party beneficiary of the Contingent Lease Support Agreement and has certain enforcement rights pursuant thereto. The Contingent Lease Support Agreement is limited to coverage of the Venetian Tenant’s rent obligations and does not cover any environmental expenses, litigation claims, or any cure or enforcement costs. The obligations of the Venetian Tenant under the Venetian Lease will not be guaranteed by Apollo Global Management, Inc. or any of its affiliates. After the termination of the Contingent Lease Support Agreement, the Venetian Tenant will provide a letter of credit to secure seven and one-half months of the rent, real estate taxes and assessments and insurance obligations of the Venetian Tenant if the operating results from the Venetian Resort do not exceed certain thresholds.
The Venetian Acquisition is being implemented pursuant to the terms of (a) a Purchase and Sale Agreement (the “Real Estate Purchase Agreement”), dated as of March 2, 2021, by and between LVS and the Operating Partnership, pursuant to which, the Operating Partnership will purchase all of the issued and outstanding limited liability company interests in newly-formed subsidiaries of LVS that own the land and real estate assets of the Venetian Resort, and (b) a Purchase and Sale Agreement (the “PSA”, and together with the Real Estate Purchase Agreement, the “Purchase Agreements”), dated as of March 2, 2021, by and among LVS, the Operating Partnership and OpCo Buyer, pursuant to which, concurrent with the consummation of the Venetian PropCo Acquisition, OpCo Buyer will purchase all of the equity interests in newly-formed subsidiaries of LVS that own the operating assets of the Venetian Resort. Following the completion of the Venetian Acquisition, the Company will own the land and real estate assets of the Venetian Resort, OpCo Buyer will own the operating assets and liabilities of the Venetian Resort, and the parties will enter into the Venetian Lease.
The Purchase Agreements contain customary representations, warranties and covenants by the parties to the agreement and are subject to customary closing conditions, including, among other things: (i) the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired or been terminated; (ii) the absence of any order by a governmental authority restraining, enjoining or prohibiting the transactions contemplated by the Purchase Agreements; (iii) the receipt of certain regulatory approvals; (iv) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications; and (v) material compliance by the parties with their respective covenants and obligations under the Purchase Agreements. The PSA provides for customary indemnification provisions, including those in favor of OpCo Buyer and the Operating Partnership pursuant to which LVS, subject to limitations set forth in the PSA, will indemnify OpCo Buyer and the Operating Partnership and their respective affiliates from losses arising from, among other things, breaches of representations and warranties of LVS contained in the Purchase Agreements and breaches or non-performance of LVS’s covenants pursuant to the Purchase Agreements. The PSA contains certain termination rights, including a right of either the Operating Partnership and OpCo Buyer, on the one hand, or LVS, on the other hand to terminate the PSA in the event the closing has not occurred by December 2, 2021, subject to two successive three-month extensions under certain circumstances. Subject to the terms and conditions of the PSA, if the PSA is terminated by LVS under certain circumstances where the Operating Partnership fails to obtain certain regulatory approvals, to the extent such approvals are required, has a financing failure or as a result of certain material breaches by the Operating Partnership, the Operating Partnership may be

obligated to pay a reverse termination fee of $150.0 million. The Real Estate Purchase Agreement will automatically terminate if the PSA is terminated, in accordance with its terms.
The foregoing descriptions of the Purchase Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of each such agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.
Venetian Acquisition Financing
On March 2, 2021, in connection with the Venetian Acquisition, the Company’s wholly owned subsidiary VICI Properties 1 LLC, a Delaware limited liability company (“VICI Propco 1”) entered into a commitment letter (the “Commitment Letter”) with Deutsche Bank Securities Inc. and Deutsche Bank AG Cayman Islands Branch, and Morgan Stanley Senior Funding, Inc. (collectively, the “Bridge Lender”), pursuant to which and subject to the terms and conditions set forth therein, the Bridge Lender has provided commitments in an amount up to $4.0 billion in the aggregate, consisting of a 364-day first lien secured bridge facility (the “Bridge Facility”), for the purpose of providing a portion of the financing necessary to fund the consideration in connection with the Venetian PropCo Acquisition.
The Company expects to incur long-term debt financing or, if unavailable, borrowings under the Bridge Facility and/or VICI Propco 1’s existing revolving credit facility to pay a portion of the purchase price for the Venetian PropCo Acquisition, in addition to opportunistically accessing the equity capital markets to fund a portion of the purchase price. However, absent long-term debt financing and proceeds from the equity capital markets, the Company expects to draw on the Bridge Facility in connection with the closing of the Venetian PropCo Acquisition to fund the cash consideration, and, in the future, raise long-term debt financing to refinance such amounts borrowed under the Bridge Facility, subject to market and other conditions.
Commitments and loans under the Bridge Facility will be reduced or prepaid, as applicable, in part with the proceeds of certain incurrences of indebtedness, issuances of equity and asset sales. If the Company uses the Bridge Facility, funding is contingent on the satisfaction of certain customary conditions set forth in the Commitment Letter, including, among others, (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Venetian Acquisition in accordance with the Purchase Agreements. Although the Company does not currently expect VICI Propco 1 to make any borrowings under the Bridge Facility, there can be no assurance that such borrowings will not be made or that the Company will be able to incur alternative long-term debt financing in lieu of borrowings under the Bridge Facility on favorable terms, or at all. Borrowings under the Bridge Facility, if any, will bear interest at floating rates that vary depending on the duration of the loans thereunder. The Bridge Facility, if funded, will contain restrictive covenants and events of default substantially similar to those contained in VICI Propco 1’s existing credit facility. If the Company draws upon the Bridge Facility, there can be no assurances that the Company would be able to refinance the Bridge Facility on satisfactory terms, or at all.
The foregoing description of the Commitment Letter and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text thereof, a copy of which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective March 2, 2021, the Company amended its Articles of Amendment and Restatement to increase: (i) the number of shares of stock that the Company is authorized to issue from 750,000,000 to 1,000,000,000; (ii) the number of shares of common stock, par value $0.01 per share, that the Company is authorized to issue from 700,000,000 to 950,000,000; and (iii) the aggregate par value of all authorized shares of stock of the Company having par value from $7,500,000 to $10,000,000 (collectively, the “Authorized Share Capital Increase”).
The Articles of Amendment to the Company’s Articles of Amendment and Restatement effectuating the Authorized Share Capital Increase are included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
On March 3, 2021, the Company issued a press release announcing the entry into the Venetian Acquisition and posted an investor presentation relating to the transaction to its website under the “Investors” tab, subheading “Events and Presentations.” A copy of the press release and the investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference into this Item 7.01.
The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 and the presentation furnished as Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the Company’s use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the transactions contemplated by the Purchase Agreements may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the Purchase Agreements, including the ability to receive, or delays in obtaining, the regulatory approvals required to consummate the transactions; the terms on which the Company intends to finance the transactions, including the source of funds used to finance such transactions; disruptions to the real property and operations of the Venetian Acquisition during the pendency of the closing of the Venetian Acquisition; risks that the Company may not achieve the benefits contemplated by the transactions contemplated by the Purchase Agreements (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the Company’s due diligence of the transaction.
Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Important risk factors that may affect the Company’s business, results of operations and financial position (including, without limitation, the effects of the COVID-19 public health emergency) are detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Amendment and Restatement of VICI Properties Inc.

10.1	Purchase and Sale Agreement dated as of March 2, 2021 by and among Las Vegas Sands Corp., Pioneer OpCo, LLC and VICI Properties L.P.

10.2	Purchase and Sale Agreement dated as of March 2, 2021 by and between by and between Las Vegas Sands Corp. and VICI Properties L.P.

10.3	Commitment Letter, dated as of March 2, 2021, by and between VICI Properties 1 LLC, Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch and Morgan Stanley Senior Funding, Inc.

99.1	Press Release of VICI Properties Inc., dated March 3, 2021.

99.2	Transaction Overview: Venetian Las Vegas Presentation, March 3, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: March 3, 2021	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary